Stockholders' Equity - Summary of Fair Value of Valuation Assumptions (Details) - USD ($)	Mar. 05, 2015	Feb. 18, 2015	Jun. 16, 2015	Apr. 16, 2015	Mar. 31, 2015	Jan. 19, 2015	Jun. 30, 2014	Mar. 31, 2014	Feb. 06, 2014
Equity [Abstract]
Fair value of common stock	$ 0.24	$ 0.32
Dividend yield (per share)	$ 0	$ 0
Strike price	$ 0.26	$ 0.26	$ 0.31	$ 0.38	$ 0.10	$ 0.10	$ 1.00	$ 1.00	$ 1.00
Volatility (annual)	124.56%	123.36%
Risk-free rate	0.25%	0.23%
Expected life (years)	5 years	5 years